Positive 12 Month Efficacy Results GEN-003 Immunotherapy for Genital Herpes Phase 2 Dose Optimization Study 31 March 2015 Exhibit 99.2

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Highlights 3 • Viral shedding reductions sustained through 12 months • Clinical efficacy at 12 months similar to a year of daily antiviral therapy • Commercial profile strengthened with promise of once-yearly maintenance dosing • Top performing doses already being investigated in ongoing Phase 2b trial

• Pathway to GEN-003 dose selection • Phase 2 dose optimization trial – Study goals – Positive 12-month durability data • GEN-003 value proposition • Ongoing Phase 2b trial • Upcoming GEN-003 milestones • Conclusions • Q&A 4 Agenda for Today’s Call

• Phase 1/2a trial tested 10-fold difference in dose – Established clinical proof of concept with strong efficacy to 6 months post-dosing – Best dose of 30 µg per protein / 50 µg of Matrix-M2TM adjuvant – Data indicated potential better dose between 30 µg and 100 µg per protein • Phase 2 dose optimization trial tested six combinations of protein and adjuvant – Established 60 µg per protein more effective than 30 µg; demonstrated adjuvant dose response – Selected 60 / 50 µg and 60 / 75 µg doses as most promising to advance to Phase 2b efficacy study – Demonstrated 12-month durability of efficacy 5 Pathway to GEN-003 Dose Selection

Phase 2 Dose Optimization Trial Design

- 310 subjects with history of recurrent genital herpes
- 7 dose groups; ~45 subjects per group*

		Adjuvant dose		
		25 µg	50 µg	75 µg
Protein dose	30 µg	✓	✓	✓
	60 µg	✓	✓	✓
Placebo*	✓			

*Placebo patients included for the immediate post-dosing evaluation only; patients subsequently rolled into active treatment substudy

- 1° endpoint - viral shedding, collected for 28-day periods
  - Baseline (pre-dosing), post-dosing, 6 months, 12 months
- 2° endpoints
  - % recurrence-free and time to first recurrence, physician confirmed (diagnosis and DNA assay)
  - Lesion rates on same collection schedule as viral shedding, patient recorded
- Safety and tolerability, immunogenicity

6

-100% -50% 0% Baseline Post dose 3 6 Months 12 Months C ha ng e v s. b a se lin e 30/25 µg 30/50 µg 30/75 µg 60/25 µg 60/50 µg 60/75 µg Placebo • Sustained and consistent reductions in viral shedding rate at 60/50 µg and 60/75 µg doses • Potential for sustained effect longer than 1 year 7 Significant Reduction in Viral Shedding Rate at 12 Months Viral Shedding Rate Reduction vs. Baseline *** Poisson model analysis vs. baseline *** p<0.0001, * p<0.05 Protein dose / adjuvant dose *** *** *** *** *** *** *** * Phase 2b doses * * *** *** *** *

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% % S ub je c ts L e sio n Fr e e a t 12 M o nt hs 8 GEN-003 Offers Durable Efficacy Similar to Past Studies of Chronic Suppressive Antiviral Therapy % Recurrence Free at 12 Months * Label claims from P3 trials; Valtrex placebo n=134, Famvir placebo n=233 GEN-003 • Efficacy similar to 12 months of daily oral antivirals • No statistical differences across the doses • Likely Phase 3 approval endpoint Phase 2b doses GEN-003 dose optimization trial Oral antiviral label claims

9 Time to First Recurrence Data Consistent with % Lesion Free Days Le sio n re c ur re nc e fr e e p ro b a b ili ty Day 28 Unblinding Note: Placebo patients rolled to active drug after unblinding 12 Month Recurrence Free Probability

-100% -50% 0% Baseline Post dose 3 6 Months 12 Months C ha ng e v s. b a se lin e 30/25 µg 30/50 µg 30/75 µg 60/25 µg 60/50 µg 60/75 µg Placebo • Sustained lesion rate reductions across multiple dose arms at 12 months 10 Genital Lesion Rate Reduction Sustained at 12 Months Genital Lesion Rate Reduction vs. Baseline * Poisson model analysis vs. baseline *** p<0.0001, * p<0.05 *** *** *** *** *** *** *** *** * *** Protein dose / adjuvant dose *** Phase 2b doses *** *** *** *** ***

• Product profile efficacy durability doubled to 12 months vs. prior 6 months • Convenient, durable efficacy may improve upon dominant treatment paradigm (episodic anti-viral therapy) – Reduce outbreaks – Reducing shedding may reduce transmission risk • Potential benefits vs. chronic suppressive therapy – Durable efficacy via novel mechanism – Orals for rescue therapy during outbreaks – Improved convenience 11 Upside Potential to Revenue Opportunity From Longer Sustained Clinical Efficacy

• Goal: Confirm efficacy of GEN-003 manufactured with Phase 3 processes • Same endpoints as Phase 2 dose optimization trial • ~135 patients enrolled with a history of recurrent genital herpes • 3 dose groups; ~45 patients per group, followed for 12 months – Placebo – 60 µg per protein / 50 µg of Matrix-M2 – 60 µg per protein / 75 µg of Matrix-M2 • Dosing underway 12 Ongoing Phase 2b Trial Advancing

13 Potential 2017 Phase 3 Start for GEN-003 On Track 2016 2017 Q3 Post Dose 3 shedding 6 month 12 month 6 month clinical 12 month FDA EoP2 Phase 2b Phase 2b Antiviral Combination Phase 3 Regulatory • Confirm robust efficacy with new material • Confirm Phase 3 program • Explore potential additive effect

Conclusions 14 • Improved and sustained impact on viral activity shows potential for durable efficacy longer than 12 months • Clinical efficacy demonstrated across likely Phase 3 endpoints • Reinforces potential for GEN-003 to serve as cornerstone treatment for genital herpes • Phase 2b efficacy trial progressing well • Anticipated FDA end of Phase 2 meeting in Q1 2017

Questions & Answers 15

Jonathan Poole Chief Financial Officer Phone: +1 617-876-8191 jonathan.poole@genocea.com Liz Bryan Spectrum Science Communications Phone: +1 202-587-2526 lbryan@spectrumscience.com Investor inquiries: Media inquiries: